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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

                                     FORM 8-K/A-1

                                    CURRENT REPORT
                           PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934




                                  DECEMBER 5, 1997
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                          (Date of earliest event reported)



                          Miami Computer Supply Corporation
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                (Exact name of registrant as specified in its charter)


       OHIO                           000-21561                   31-1001529
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(State or other jurisdiction   (Commission File Number)         (IRS Employer
of incorporation)                                         Identification No.)


4750 HEMPSTEAD STATION DRIVE, DAYTON, OHIO                               45429
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(Address of principal executive offices)                            (Zip Code)


                                   (937) 291-8282
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                 (Registrant's telephone number, including area code)


                                    NOT APPLICABLE
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(Former name, former address and former fiscal year, if changed since last report)

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     The sole purpose of this Amendment No. 1 to the Form 8-K filed on December 15, 1997 is to add EXHIBIT 99.


EXHIBITS:

          Exhibit Number                        Description
          --------------                        -----------

          99 Safe Harbor Under the Private Securities Litigation Reform Act of 1995.

















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                                    SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       MIAMI COMPUTER SUPPLY CORPORATION


Date: December 17, 1997                By:  /s/ Michael E. Peppel
                                           ------------------------------
                                           Michael E. Peppel
                                           Vice President and
                                           Chief Financial Officer













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